SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report
(Date of earliest event reported): February 16, 2007 (February 14, 2007)
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                               TNR TECHNICAL, INC.
               (Exact name of Registrant as specified in Charter)


        New York                        0-13011                 11-2565202
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


          301 Central Park Drive, Sanford, Fl                      32771
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           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:          (407) 321-3011
                                                   -----------------------------


Not Applicable (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01  Changes in Registrant's Certifying Accountant.

     On February 14, 2007, the Registrant was notified by its independent registered public accounting firm, Tschopp, Whitcomb & Orr PA ("TWO"), the principal accountant of the Registrant's financial statements for the last fiscal year ended June 30, 2006 and the eleven months ended June 30, 2005 (collectively, the "Prior Fiscal Years"), that it was no longer the Registrant's independent auditor and has resigned.

     TWO's report on the Registrant's financial statements for the Prior Fiscal Years, did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

     There were no disagreements ("Disagreements") between Registrant and TWO during either (i) the Prior Fiscal Years, or (ii) the period July 1, 2006 through February 14, 2007 (the "Interim Period") on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which Disagreements, if not resolved to the satisfaction of TWO, would have caused TWO to make reference to the subject matter of the Disagreement in connection with its report for the Prior Fiscal Years.

     There were no reportable events under Item 304(a)(1) of Regulation S-B, that occurred during either (i) the Prior Fiscal Years or (ii) the Interim Period.

     On February 14, 2007, the Audit Committee of the Board of Directors appointed Cross, Fernandez & Riley, LLP ("CFR") as the new independent registered public accounting firm to audit the Registrant's financial statements. There were no discussions between the Registrant and CFR regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements. Furthermore, no written or oral advice was provided by CFR that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue. The Registrant has not consulted with CFR regarding any matter that was either the subject of a Disagreement or a Reportable Event.

     Pursuant to Item 4.01 of Form 8-K and Item 304(a)(3) of Regulation S-B, Registrant has provided TWO and CFR with a copy of this Report on Form 8-K and has requested that TWO and CFR provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Registrant has received a copy of the requested letters and has filed them as Exhibits 16.1 and 16.2 in this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

      Exhibits

(c) Exhibit 16.1 - Letter from Tschopp, Whitcomb & Orr PA * (d) Exhibit 16.2 - Letter from Cross, Fernandez & Riley, LLP*
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* Filed herewith.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 16, 2007
                                            TNR TECHNICAL, INC.
                                               (Registrant)

                                            By: /s/ Wayne Thaw
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                                            Wayne Thaw, Chief Executive Officer